Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER
	2026	2025
NET SALES	$3,846.4	$3,744.6
COSTS AND EXPENSES
Cost of sales	2,689.1	2,623.8
Gross profit	1,157.3	1,120.8
% of Net Sales	30.1%	29.9%
Selling, general and administrative	884.0	867.0
% of Net Sales	23.0%	23.2%
Other - net	41.9	47.5
Loss on sale of business	3.1	0.3
Asset impairment charges	22.7	—
Restructuring charges	44.9	1.2
Income from operations	160.7	204.8
Interest - net	75.9	77.2
EARNINGS BEFORE INCOME TAXES	84.8	127.6
Income taxes	25.2	37.2
NET EARNINGS	$59.6	$90.4

EARNINGS PER SHARE OF COMMON STOCK
Basic	$0.39	$0.60
Diluted	$0.39	$0.60

DIVIDENDS PER SHARE OF COMMON STOCK	$0.83	$0.82

WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	151,759	151,028
Diluted	152,389	151,699

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	April 4, 2026	January 3, 2026
ASSETS
Cash and cash equivalents	$333.7	$280.1
Accounts and notes receivable, net	1,438.4	919.7
Inventories, net	4,059.0	4,157.1
Current assets held for sale	271.5	262.4
Other current assets	404.2	359.7
Total current assets	6,506.8	5,979.0
Property, plant and equipment, net	1,763.1	1,831.8
Goodwill and other intangibles, net	10,325.3	10,374.8
Long-term assets held for sale	1,279.5	1,273.9
Other assets	1,725.1	1,784.2
Total assets	$21,599.8	$21,243.7

LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,743.0	$605.6
Current maturities of long-term debt	54.2	554.8
Accounts payable	2,220.1	2,163.0
Accrued expenses	1,642.5	1,878.1
Current liabilities held for sale	56.8	44.2
Total current liabilities	5,716.6	5,245.7
Long-term debt	4,704.0	4,703.3
Long-term liabilities held for sale	9.7	9.4
Other long-term liabilities	2,192.8	2,230.7
Shareowners’ equity	8,976.7	9,054.6
Total liabilities and shareowners' equity	$21,599.8	$21,243.7

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		FIRST QUARTER
		2026	2025
	OPERATING ACTIVITIES
	Net earnings	$59.6	$90.4
	Depreciation	84.4	91.1
	Amortization	28.6	37.3
	Loss on sale of business	3.1	0.3
	Asset impairment charges	22.7	—
	Changes in working capital[1]	(388.8)	(469.0)
	Other	(198.4)	(170.1)
	Net cash used in operating activities	(388.8)	(420.0)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(58.5)	(65.0)
	Payments on long-term debt	(500.1)	(500.0)
	Net short-term commercial paper borrowings	1,145.4	1,136.2
	Cash dividends on common stock	(126.0)	(124.5)
	Other	(8.1)	(2.4)
	Net cash provided by investing and financing activities	452.7	444.3
	Effect of exchange rate changes on cash	(6.9)	31.5
	Increase in cash, cash equivalents and restricted cash	57.0	55.8
	Cash, cash equivalents and restricted cash, beginning of period	287.4	292.8
	Cash, cash equivalents and restricted cash, end of period	$344.4	$348.6

	Free Cash Flow Computation[2]
	Net cash used in operating activities	$(388.8)	$(420.0)
	Less: capital and software expenditures	(58.5)	(65.0)
	Free cash flow (before dividends)	$(447.3)	$(485.0)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		April 4, 2026	January 3, 2026
	Cash and cash equivalents	$333.7	$280.1
	Restricted cash included in Other current assets	9.2	7.3
	Cash and cash equivalents included in Current assets held for sale	1.5	—
	Cash, cash equivalents and restricted cash	$344.4	$287.4

[1]	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
[2]	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

		FIRST QUARTER
		2026	2025
	NET SALES
	Tools & Outdoor	$3,335.6	$3,280.9
	Engineered Fastening[1]	510.8	463.7
	Total	$3,846.4	$3,744.6

	SEGMENT PROFIT [2]
	Tools & Outdoor	$276.0	$289.2
	Engineered Fastening[1]	$60.9	$39.0

	CORPORATE OVERHEAD [2]	$(63.6)	$(74.4)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	8.3%	8.8%
	Engineered Fastening[1]	11.9%	8.4%

1	On April 6, 2026, the Company completed the previously announced sale of its Consolidated Aerospace Manufacturing (“CAM”) business. Based on management’s commitment to sell this business, the assets and liabilities related to CAM were classified as held for sale on the Company’s Condensed Consolidated Balance Sheets as of April 4, 2026 and January 3, 2026. For the three months ended April 4, 2026, net sales and segment profit for Engineered Fastening included $117.0 million and $22.0 million, respectively, related to the CAM business.
2	Segment profit is defined as net sales minus cost of sales and SG&A (aside from corporate overhead expenses). The corporate overhead element of SG&A, which is not allocated to the business segments for purposes of determining segment profit, consists of the costs associated with the executive management team and expenses related to centralized functions that benefit the entire Company but are not directly attributable to the business segments, such as legal and corporate finance functions, as well as expenses for the world headquarters facility.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		FIRST QUARTER 2026
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$1,157.3	$5.2	$1,162.5
	% of Net Sales	30.1%		30.2%
	Selling, general and administrative	884.0	(7.7)	876.3
	% of Net Sales	23.0%		22.8%
	Earnings before income taxes	84.8	81.0	165.8
	Income taxes[2]	25.2	18.4	43.6
	Net earnings	59.6	62.6	122.2
	Diluted earnings per share of common stock	$0.39	$0.41	$0.80

		FIRST QUARTER 2025
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$1,120.8	$16.7	$1,137.5
	% of Net Sales	29.9%		30.4%
	Selling, general and administrative	867.0	(22.0)	845.0
	% of Net Sales	23.2%		22.6%
	Earnings before income taxes	127.6	31.5	159.1
	Income taxes[2]	37.2	7.5	44.7
	Net earnings	90.4	24.0	114.4
	Diluted earnings per share of common stock	$0.60	$0.15	$0.75

[1]	The Non-GAAP 2026 and 2025 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. See further detail on Non-GAAP adjustments on page 14.
[2]	Income taxes attributable to Non-GAAP adjustments are determined by calculating income taxes on pre-tax earnings, both inclusive and exclusive of Non-GAAP adjustments, taking into consideration the nature of the Non-GAAP adjustments and the applicable statutory income tax rates.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		FIRST QUARTER 2026
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$276.0	$12.6	$288.6
	Engineered Fastening	$60.9	$0.2	$61.1

	CORPORATE OVERHEAD	$(63.6)	$0.1	$(63.5)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	8.3%		8.7%
	Engineered Fastening	11.9%		12.0%

		FIRST QUARTER 2025
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$289.2	$25.0	$314.2
	Engineered Fastening	$39.0	$7.7	$46.7

	CORPORATE OVERHEAD	$(74.4)	$6.0	$(68.4)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	8.8%		9.6%
	Engineered Fastening	8.4%		10.1%

1	Non-GAAP adjustments for the Tools & Outdoor segment relate primarily to footprint actions associated with the supply chain transformation, as further discussed on page 14.
2	The Non-GAAP 2026 and 2025 business segment and corporate overhead information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS TO EBITDA
(Unaudited, Millions of Dollars)

	FIRST QUARTER
	2026	2025
Net earnings	$59.6	$90.4
% of Net Sales	1.5%	2.4%

Interest - net	75.9	77.2
Income taxes	25.2	37.2
Depreciation	84.4	91.1
Amortization	28.6	37.3
EBITDA[1]	$273.7	$333.2
% of Net Sales	7.1%	8.9%

Non-GAAP adjustments before income taxes	81.0	31.5

Less: Accelerated depreciation included in Non-GAAP adjustments before income taxes	—	2.9
Adjusted EBITDA[1]	$354.7	$361.8
% of Net Sales	9.2%	9.7%

SUMMARY OF NON-GAAP ADJUSTMENTS BEFORE INCOME TAXES
(Unaudited, Millions of Dollars)

	FIRST QUARTER
	2026	2025
Supply Chain Transformation Costs:
Footprint Rationalization[2]	$5.2	$6.6
Material Productivity & Operational Excellence	—	4.7
Other charges	—	5.4
Gross profit	$5.2	$16.7

Supply Chain Transformation Costs:
Footprint Rationalization[2]	$6.6	$6.1
Complexity Reduction & Operational Excellence[3]	—	10.0
Transition services costs related to previously divested businesses	—	5.3
Other charges	1.1	0.6
Selling, general and administrative	$7.7	$22.0

Income related to providing transition services to previously divested businesses	$—	$(6.8)
Deal-related costs and other	(2.6)	(1.9)
Other, net	$(2.6)	$(8.7)

Loss on sale of business	$3.1	$0.3
Asset impairment charges[4]	22.7	—
Restructuring charges	44.9	1.2
Non-GAAP adjustments before income taxes	$81.0	$31.5

Exhibit 99.2

1	EBITDA is earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA excluding certain gains and charges, as summarized above. EBITDA and Adjusted EBITDA, both Non-GAAP measures, are considered relevant to aid analysis and understanding of the Company’s operating results and ensures appropriate comparability to prior periods.
2	Footprint Rationalization costs in 2026 and 2025 primarily relate to site transformation and re-configuration costs. Facility exit costs related to site closures are reported in Restructuring charges.
3	Complexity Reduction & Operational Excellence costs in 2025 primarily related to third-party consulting fees to provide expertise in identifying business model changes and quantifying related cost savings opportunities within the Company’s Engineered Fastening business, developing a detailed program and related governance, and assisting the Company with the implementation of actions necessary to achieve the identified objectives.
4	Asset impairment charges in 2026 relate to the write-down of assets associated with the exit of a Tools and Outdoor product line and related plant closure.

RECONCILIATION OF GAAP REVENUE GROWTH TO NON-GAAP ORGANIC GROWTH
(Unaudited)

	FIRST QUARTER 2026
	GAAP Revenue Growth	Less: Acquisitions	Plus: Divestitures	Less: Product Line Transfer	Less: Outdoor Product Line Exits	Less: Currency	Non-GAAP Organic Growth[1]
Stanley Black & Decker	3%	-%	-%	-%	-%	3%	-%
Tools & Outdoor	2%	-%	-%	-%	-%	3%	-1%
North America	-1%	-%	-%	-%	-%	1%	-2%
Europe	11%	-%	-%	-%	-%	10%	1%
Rest of World	6%	-%	-%	-%	-%	6%	-%
Engineered Fastening	10%	-%	-%	-%	-%	3%	7%

1	Non-GAAP Organic Growth, as reconciled to GAAP Revenue Growth above, is utilized to describe the change in the Company’s net sales excluding the impacts of foreign currency fluctuations, acquisitions during their initial 12 months of ownership, divestitures, transfers of product lines between segments, and outdoor product line exits (as previously communicated). Organic growth is also referred to as organic sales growth and organic revenue growth.